UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2013

WFRBS Commercial Mortgage Trust 2013-C13

(Exact name of issuing entity)

RBS Commercial Funding Inc.

(Exact name of registrant as specified in its charter)

Wells Fargo Bank, National Association

The Royal Bank of Scotland plc

Liberty Island Group I LLC

NCB, FSB

Basis Real Estate Capital II, LLC

C-III Commercial Mortgage LLC

RBS Financial Products Inc.

(Exact names of sponsors as specified in their charters)

Delaware	333-177891-03	06-1565524
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Washington Blvd. Stamford, Connecticut	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 897-2700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

In connection with the offering of commercial mortgage-backed securities contemplated by the Prospectus Supplement dated April 17, 2013 to the Prospectus dated April 12, 2013, as filed by the Registrant on May 3, 2013, the Registrant is attaching as exhibits to this Form 8-K the related Pooling and Servicing Agreement, Underwriting Agreement, Mortgage Loan Purchase Agreements and Primary Servicing Agreement.

(d)	Exhibits:

1.1	Underwriting Agreement, dated as of April 17, 2013, among RBS Commercial Funding Inc., The Royal Bank of Scotland plc, RBS Securities Inc., Wells Fargo Securities, LLC and Citigroup Global Markets Inc.

4.1	Pooling and Servicing Agreement, dated as of May 1, 2013, among RBS Commercial Funding Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, NCB, FSB, as NCB master servicer and as co-op special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian and U.S. Bank National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of April 17, 2013, between RBS Commercial Funding Inc. and The Royal Bank of Scotland plc.

99.2	Mortgage Loan Purchase Agreement, dated as of April 17, 2013, between RBS Commercial Funding Inc. and RBS Financial Products Inc.

99.3	Mortgage Loan Purchase Agreement, dated as of April 17, 2013, between RBS Commercial Funding Inc. and Wells Fargo Bank, National Association.

99.4	Mortgage Loan Purchase Agreement, dated as of April 17, 2013, among RBS Commercial Funding Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.5	Mortgage Loan Purchase Agreement, dated as of April 17, 2013, among RBS Commercial Funding Inc., Liberty Island Group I LLC and Liberty Island Group LLC.

99.6	Mortgage Loan Purchase Agreement, dated as of April 17, 2013, between RBS Commercial Funding Inc. and C-III Commercial Mortgage LLC.

99.7	Mortgage Loan Purchase Agreement, dated as of April 17, 2013, between RBS Commercial Funding Inc. and NCB, FSB.

99.8	Primary Servicing Agreement, dated as of May 1, 2013, between Wells Fargo Bank, National Association, as master servicer and Prudential Asset Resources, Inc., as primary servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RBS Commercial Funding Inc.

By:	/s/ Jim Barnard
Name:	Jim Barnard
Title:	Director

Date: May 3, 2013

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of April 17, 2013, among RBS Commercial Funding Inc., The Royal Bank of Scotland plc, RBS Securities Inc., Wells Fargo Securities, LLC and Citigroup Global Markets Inc.

4.1	Pooling and Servicing Agreement, dated as of May 1, 2013, among RBS Commercial Funding Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, NCB, FSB, as NCB master servicer and as co-op special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian and U.S. Bank National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of April 17, 2013, between RBS Commercial Funding Inc. and The Royal Bank of Scotland plc.

99.2	Mortgage Loan Purchase Agreement, dated as of April 17, 2013, between RBS Commercial Funding Inc. and RBS Financial Products Inc.

99.3	Mortgage Loan Purchase Agreement, dated as of April 17, 2013, between RBS Commercial Funding Inc. and Wells Fargo Bank, National Association.

99.4	Mortgage Loan Purchase Agreement, dated as of April 17, 2013, among RBS Commercial Funding Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.5	Mortgage Loan Purchase Agreement, dated as of April 17, 2013, among RBS Commercial Funding Inc., Liberty Island Group I LLC and Liberty Island Group LLC.

99.6	Mortgage Loan Purchase Agreement, dated as of April 17, 2013, between RBS Commercial Funding Inc., Inc and C-III Commercial Mortgage LLC.

99.7	Mortgage Loan Purchase Agreement, dated as of April 17, 2013, between RBS Commercial Funding Inc. and NCB, FSB.

99.8	Primary Servicing Agreement, dated as of May 1, 2013, between Wells Fargo Bank, National Association, as master servicer and Prudential Asset Resources, Inc., as primary servicer.

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